Execution copy EXHIBIT 10.2 AMENDMENT NO. 3 This Amendment No. 3 (the “Amendment”) to the License and Collaboration Agreement dated May 2, 2017, as previously amended by Addendum No. 1 dated September 14, 2020 and Amendment No. 2 dated 29 March 2021 (the “Agreement”), is made by and between: (1) ASTRAZENECA AB, a company incorporated in Sweden under no. 556011-7482 with its registered office at SE-151 85 Södertälje, Sweden and principal offices at SE-431 83 Mölndal, Sweden (“AstraZeneca”); and (2) PIERIS PHARMACEUTICAL, INC. (“Pieris US”), a corporation existing under the laws of the State of Nevada having a principal place of business at 255 State Street, 9th Floor, Boston, MA 02109, PIERIS PHARMACEUTICALS GMBH (“Pieris Germany”), a company existing under the laws of Germany having a principal place of business at Zeppelinstrasse 3, Hallbergmoos 85399, Germany, PIERIS AUSTRALIA PTY. LTD. (“Pieris Australia”), a company existing under the laws of Australia with its registered address at Level 16, 77 Castlereagh St, Sydney NSW 2000, Australia (Pieris US, Pieris Germany, and Pieris Australia are collectively referred to as “Pieris”), and is made effective as of 9 June, 2022 (the “Amendment Effective Date”). Recitals WHEREAS, in accordance with the Agreement, AstraZeneca and Pieris are conducting Research in the Research Collaboration; and WHEREAS, AstraZeneca provided Pieris with a Notice for Extension of the Collaboration Term extending the Initial Collaboration Term for the four (4), at the time ongoing, projects until June 9th 2022 and the Parties now wish to further extend the Collaboration Term; and WHEREAS, for this purpose the Parties desire to amend and restate certain terms and conditions of the Agreement. Agreement NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows: 1. Definitions Any capitalized term not separately defined in this Amendment shall have the meaning ascribed to it in the Agreement. 2. Amendment Collaboration Term The Parties hereby extend the Collaboration Term until June 30th, 2022.

Execution copy 2 3. Amendment Effective Date This Amendment shall become effective on the Amendment Effective Date. 4. Entire Agreement This Amendment, together with the Agreement, constitutes the entire agreement between the Parties with respect to the subject matter of the Agreement. The Agreement together with this Amendment supersedes all prior agreements, whether written or oral, with respect to the subject matter of the Agreement, as amended. Each Party confirms that it is not relying on any representations, warranties, or covenants of the Party except as specifically set out in the Agreement as amended. Nothing in this Amendment is intended to limit or exclude any liability or fraud. The Parties hereby agree that subject to the modifications specifically stated in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect. [Remainder of page intentionally blank. Signatures follow.]

Execution copy 3 Execution THIS AMENDMENT IS EXECUTED by the authorized representatives of the Parties as of the Amendment Effective Date. ASTRAZENECA AB (publ.) PIERIS PHARMACEUTICAL, INC. Signature: __/s/_Maria Belvis_________ Signature: /s/ Stephen Yoder____ Name: _ Maria Belvisi ______ Name: Stephen Yoder Title: SVP and Head of Research, Early Respiratory & Immunology Title: _CEO______________ PIERIS PHARMACEUTICALS GmbH. Signature: /s/ Stephen Yoder____ Name: Stephen Yoder Title: _Managing Director_____ PIERIS AUSTRALIA PTY LTD. Signature: /s/ Stephen Yoder____ Name: Stephen Yoder Title: _Director______________